FORM 8-K

             SECURITIES AND EXCHANGE COMMISSION
                    Washington D.C. 20549

                       CURRENT REPORT
              Pursuant to Rule 13 or 15d-16 of
             the Securities Exchange Act of 1934

For the Coupon Period ending January 19, 2001

       Westpac Securitisation Management Pty Limited,
              in its capacity as trust manager
               of the Series 1998-1G WST Trust
       (Translation of registrant's name into English)



      New South Wales         333-64199        98-0181944
      ------------------      ---------------  -----------------------
      State of Incorporation  Commission File  IRS Employer No.
                               Number


   Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
          (Address of principal executive offices)

      Registrant's telephone number

      +612 9226 3212

 NOTEHOLDERS REPORT - SERIES 1998-1G WST TRUST


Date of Report - Determination Date   12-Jan-01

Housing Loan Collection Period        10-Oct-00   to  09-Jan-01
                                     (inclusive)     (inclusive)

Days in Collection Period             92

Coupon Period                         19-Oct-00   to  19-Jan-01
                                     (inclusive)     (exclusive)

Days in Coupon Period                 92

3 month BBSW
at beginning of coupon period         6.4200%

3 Month USD-LIBOR                     6.7700%

Foreign Exchange Rate                 0.62354525564

Available Income                      22,421,708.29
Total Available Funds                 22,421,708.29
Accrued Interest Adjustment           0.00
Redraws Made This Period              22,718,156.61
Redraw Shortfall                      0.00
Redraw Facility Draw                  0.00
RFS Issued This Period                0.00
Trust Expenses                        826,791.48
Total Payments                        19,992,090.19
Payment Shortfall                     0.00
Principal Draw This Period            0.00
Total Principal Draws Outstanding     0.00
Gross Principal Collections           101,334,349.71
Principal Collections                 78,616,193.10
Excess Available Income               2,429,618.10
Excess Collections Distribution       2,429,618.10
Liquidity Shortfall                   0.00
Liquidity Net Draw / (Repayment)
this period                           0.00
Remaining Liquidity Shortfall         0.00
Liquidation Loss                      0.00
Principal Charge Offs                 0.00
Prepayment Benefit Shortfall          0.00
Average Daily Balance for Qtr         1,072,127,365.31
Subordinated Percentage               4.5290%
Initial Subrdinated Percentage        2.3000%
Average Quarterly Percentage          0.3476%
Chargeoffs                            0.00
Carryover ChargeOffs                  0.00

                       Principal/100,000      Coupon/100,000
Class A      0.00      3,571.1193             851.8406
Class B      0.00      0.0000               1,797.8333

Stated Amount - AUD Equivalent        Percentage  Forex
Percentage
Class A       983,330,238.74           95.47098%   1.00000
Class B        51,800,570.54            4.52902%
RFS                     0.00                       0.00000
            1,035,130,809.28          100.00000%  100.00000%
Stated Amount - USD                   Bond Factor
Class A       613,150,905.09          0.4466751
Class B        32,300,000.00          1.0000000
RFS                     0.00
              645,450,905.09

                            WST Trust Series

                    DELINQUENCY STATISTICS

               Collection Period Ended:    9th January 2001
               Number    Current   Instalment     % by      % by
              of Loans   Balance     Amount $    Number   Balance

 Current      10,756   949,130,117   8,703,087   92.60%   91.69%
 1 - 29 Days     703    71,356,877     588,089    6.05%    6.89%
 30 - 59 Days     99     9,531,375      75,901    0.85%    0.92%
 60 - 89 Days     35     3,270,246      27,371    0.30%    0.32%
 90 - 119 Days     5       270,943       2,157    0.04%    0.03%
 120 - 149 Days    5       369,928       2,882    0.04%    0.04%
 150 - 179 Days    3       250,490       1,210    0.03%    0.02%
 180+ Days        10       950,833       9,330    0.09%    0.09%
TOTAL         11,616 1,035,130,809   9,410,026  100.00%  100.00%

$A
Scheduled principal                  $           8,148,478
Unscheduled principal                $          70,467,715
Principal Collections                           78,616,193

Fixed Interest Rate Housing Loan       $       180,603,700
Variable Rate Housing Loans            $       854,527,109
                                             1,035,130,809






                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series
1998-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the Series
                              1998-1G WST Trust,(Registrant)

Dated: January 23, 2001
                                    By:    /s/ Lewis E. Love Jr


                                    Name:    Lewis E. Love Jr


                                    Title:     Director